UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018 (December 20, 2018)

OWL ROCK CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 38th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 — Entry into a Material Definitive Agreement

On December 20, 2018, ORCC Financing II LLC (the “Borrower”), a subsidiary of Owl Rock Capital Corporation (the “Company”), entered into Amendment No. 2 to Credit Agreement (the “Amendment” and the facility as amended, the “Secured Credit Facility”), which amended that certain Credit Agreement, dated May 22, 2018 among ORCC Financing II LLC, as Borrower, the lenders from time to time parties thereto (the “Lenders”), Natixis, New York Branch, as Administrative Agent (the “Administrative Agent”), State Street Bank and Trust Company as Collateral Agent and Cortland Capital Market Services LLC as Document Custodian.  Among other changes, the Amendment changed the definition of “Key Person Event”, which occurs if certain of the Company’s personnel are no longer employed by the Company or one of its affiliates and the Administrative Agent does not approve the replacement key person proposed by the Borrower.  The occurrence of a Key Person Event under the Secured Credit Facility terminates the ability of the Borrower to draw on the facility or invest any funds in new loan assets.  The Amendment also modified the Secured Credit Facility to permit the Borrower to sell assets and distribute the proceeds of such sales to the Company in connection with a permitted securitization of the Borrower’s loan assets, subject to certain conditions, including that the Borrower repay a portion of the outstanding revolving loans under the Secured Credit Facility in certain circumstances.

The foregoing description is only a summary of certain of the provisions of the Amendment and is qualified in its entirety by the underlying agreement, which is filed as an exhibit hereto.

Borrowings of ORCC Financing II are considered borrowings of Owl Rock Capital Corporation for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940 Act.

Item 2.03 — Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 —  Financial Statements and Exhibits

(d) Exhibits.

10.1  Amendment No. 2 to Credit Agreement, dated as of December 20, 2018, by and among ORCC Financing II LLC, as Borrower, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, Cortland Capital Market Services LLC, as Document Custodian, and the lenders identified therein

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Owl Rock Capital Corporation

December 21, 2018	By:	/s/ Alan Kirshenbaum
		Name:	Alan Kirshenbaum
		Title:	Chief Operating Officer and Chief Financial Officer

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